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                                                                REDACTED VERSION

                                  EXHIBIT 10.11

                                       TO

                         LIGHT SCIENCES ONCOLOGY, INC.'S

                       REGISTRATION STATEMENT ON FORM S-1

                                 INITIALLY FILED

                                 APRIL 21, 2006

                           REGISTRATION NO. 333-133474

     "[ * ]" = omitted, confidential material, which material has been separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment.

EXCLUSIVE LICENSE AGREEMENT

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                           EXCLUSIVE LICENSE AGREEMENT

                           DATED AS OF OCTOBER 5, 2005

                                     BETWEEN

                           LIGHT SCIENCES CORPORATION

                                       AND

                          LIGHT SCIENCES ONCOLOGY, INC.

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                           EXCLUSIVE LICENSE AGREEMENT

     THIS EXCLUSIVE LICENSE AGREEMENT (this "Agreement") is effective as of October 5, 2005 (the "Effective Date") by and between Light Sciences Corporation, a Washington corporation ("LSC"), and Light Sciences Oncology, Inc., a Washington corporation ("LSO").

     WHEREAS, LSC owns or controls certain technology and intellectual property rights relating to the treatment, diagnosis and monitoring of cancer and may in the future own or control additional technology and intellectual property rights;

     WHEREAS, LSO desires to enter an exclusive license with LSC to commercialize such technology in the Field of Use (as defined below);

     WHEREAS, concurrent with the execution of this Agreement, LSC and LSO shall enter into a separate sublicense agreement with respect to the LSC Excluded Technology (as defined below) and LSO shall not obtain any rights to the LSC Excluded Technology pursuant to this Agreement;

     WHEREAS, LSC has created certain subsidiaries and may create additional subsidiaries, in its sole and complete discretion, which have licensed or will license the LSC Licensed Technology (as defined below) from LSC in order to pursue research and development efforts in separate fields of use other than the Field of Use (such subsidiaries being referred to as the "Additional LSC Subs"); and

     WHEREAS, LSO and the Additional LSC Subs desire to provide for the control and sharing of costs related to the prosecution and maintenance of patents included in the LSC Licensed Technology and the prosecution of any infringement actions related thereto;

     NOW, THEREFORE, in consideration of the covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

1.   Definitions.

     1.1. "Abandonment" shall have the meaning set forth in Section 5.3(a).

     1.2. "Additional Licensees" shall mean each Additional LSC Sub and any other Person who has obtained a license to the LSC Licensed Technology directly from LSC for use outside the Field of Use and who has a right similar to that of LSO to participate in the prosecution, maintenance and enforcement of the LSC Licensed Technology. A Person shall not be deemed to be an Additional Licensee with respect to particular LSC Licensed Technology if the Person (including an Additional LSC Sub) does not have an exclusive license to the particular LSC Licensed Technology or rights with respect to the prosecution, maintenance and enforcement of the particular LSC Licensed Technology that are similar to LSO's rights set forth in Section 5. For example, a Person who did not license a particular patent (or subsequently had the patent removed from the definition of "LSC Patents" that it was licensing) would not be an

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"Additional Licensee" for purposes of the notices and other rights and activities described in Section 5 for "Additional Licensees" with respect to the patent.

     1.3. "Additional LSC Subs" shall have the meaning set forth in the Recitals.

     1.4. "Additional LSC Sub License Agreement" shall have the meaning set forth in Section 7.7.

     1.5. "Affiliate" with respect to any Person shall mean entities that are controlled by or are under common control of such Person; provided, however, that the Additional LSC Subs, LSC and LSO shall be deemed not to be Affiliates of each other or be deemed to be controlled by, controlling or under common control with each other, for the purposes of this Agreement. For purposes of this definition, "control" shall mean that a Person owns or controls fifty percent (50%) or more of the voting securities of an entity or of an interest in the assets, profits or earnings of an entity.

     1.6. "Bankruptcy Code" shall have the meaning set forth in Section 8.2.

     1.7. "Bona Fide Dispute" shall have the meaning set forth in Section 5.2.

     1.8. "Confidential Information" shall have the meaning set forth in Section 6.1.

     1.9. "Damages" shall mean any and all claims, suits, losses, damages, costs, fees, and expenses, including reasonable attorney fees and litigation costs.

     1.10. "Dispute" shall have the meaning set forth in Section 11.3.

     1.11. "Field of Use" shall mean the diagnosis, prophylaxis, treatment and monitoring in humans or animals of tumors, malignant disease, cancers, neoplasias, metaplasias, hyperplasias and dysplasias, including, but is not limited to, tumors located anywhere in the body (e.g., brain, eye, ear, head & neck, intra-oral, esophageal, intra-thoracic, lung, intra-abdominal, stomach, ileum, pancreas, spleen, colon, kidney, gonads, uterus, rectum, extremities and skin), carcinomas in situ, dysplastic tissue changes in organs and surfaces, hyperplastic tissues in organs and surfaces and sarcomas. The Field of Use does not include [ * ].

     1.12. "Governmental Authority" means any U.S. Federal, state, foreign or local government or any court, tribunal, administrative agency or commission or other governmental or regulatory authority, body or agency, including any self-regulatory organization.

     1.13. "Infringement Parties in Interest" shall have the meaning set forth in Section 5.4(a).

     1.14. "License" shall have the meaning sent forth in Section 2.

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     1.15. "Licensed Products" shall mean any products which would infringe the claims of the LSC Patents, LSC Patent Applications or LSC Trademarks if there were no license between LSC and LSO, or which involve the use of LSC Know-How.

     1.16. "Liens" means any lien, pledge, mortgage, security interest, claim, lease, charge, option, right of first refusal or first offer, transfer restriction, voting requirement or any other encumbrance, restriction or limitation, other than any the rights granted contemporaneously or subsequently to the Additional LSC Subs or other Additional Licensees.

     1.17. "LSC Event of Default" shall have the meaning set forth in Section 8.3(a).

     1.18. "LSC Excluded Technology" shall mean any and all rights licensed to LSC under the License and Supply Agreement dated as of April 28, 2000 by and among Nippon Petrochemicals Co., Ltd., Meiji Seika Kaisha, Ltd, and LSC, as amended from time to time.

     1.19. "LSC Improvements" shall mean any new or useful invention, process or improvement, patentable or unpatentable, relating to or arising from the LSC Patents or LSC Patent Applications, as the case may be, conceived or first reduced to practice or demonstrated to have utility by LSC during the Term.

     1.20. "LSC Know-How" shall mean any invention, discovery, know-how, data, formulae, information, composition, process, trade secret, equipment and other subject matter relating to the LSC Licensed Technology that is (a) owned or controlled by LSC during the Term and (b) necessary or useful for the research, development, manufacture or commercialization of any Licensed Product in the Field of Use. LSC Know-How does not include LSC Excluded Technology.

     1.21. "LSC Licensed Technology" shall mean the LSC Patents, LSC Patent Applications, LSC Know-How and LSC Trademarks; provided, however, in no case shall the LSC Licensed Technology include any LSC Excluded Technology, which shall be subject to a separate agreement.

     1.22. "LSC Patents" shall mean the patents listed in Appendix A, as well as foreign counterparts thereof, patents issuing from LSC Patent Applications, patents that are in-licensed or controlled by LSC during the Term, and reexaminations, reissues, patents of addition and extensions of the foregoing (including, without limitation, any LSC Improvements relating to the foregoing). LSC Patents do not include LSC Excluded Technology or patents that have been removed from the definition pursuant to Section 5.2 or 5.3(c) due to the action or inaction of LSO.

     1.23. "LSC Patent Applications" shall mean (a) the patent applications listed in Appendix B and (b) all patent applications that cover inventions or discoveries that are made, developed, conceived, first reduced to practice, in-licensed or controlled by LSC during the Term, as well as continuations, divisionals, continuations-in-part, and foreign counterparts of each of the foregoing subsections (a) and (b) (including, without limitation, any LSC Improvements relating to the foregoing). LSC Patent Applications do not include LSC Excluded

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Technology or patent applications that have been removed from the definition pursuant to Section 5.2 or 5.3(c) due to the action or inaction of LSO.

     1.24. "LSC Trademarks" shall mean the trademarks and trademark applications listed in Appendix C.

     1.25. "LSO Patents" shall mean all patents and patent applications covering inventions that arise from the License to the extent such inventions are made, developed, conceived or first reduced to practice by LSO alone or jointly with others during the Term (but only to the extent of LSO's rights in same), including all divisionals, continuations, and continuations-in-part of such patent applications as well as reexaminations, reissues, patents of addition, extensions and any foreign counterparts thereof.

     1.26. "LSO Technology" shall mean the LSO Patents and, to the extent not covered by the LSO Patents, any inventions, discoveries, know-how, data, formulae, information, compositions, processes, trade secrets, equipment and other subject matter relating to or derived from the exercise of the License, to the extent such inventions are conceived, discovered or made by LSO alone or jointly with others (but only to the extent of LSO's rights in same) during the Term.

     1.27. "Net Sales" shall mean the aggregate amounts invoiced each year by LSO and its Affiliates and sublicensees from sales of Licensed Products to unrelated third parties (i.e., distributors, agents, wholesalers, customers or reimbursement organizations, as the case may be), less the following deductions related to the sales: (a) discounts, credits, rebates, allowances and adjustments for rejections, recalls or returns; (b) retroactive price reductions or rebates; (c) sales, excise, value-added and similar taxes or duties; (d) transportation, insurance and other handling and packing expenses; (e) management fees that are paid during the relevant time period to group purchasing organizations; and (f) bad debts. For the sake of clarification, amounts invoiced for transfers between or among LSO, Additional Licensees, LSC and any of their Affiliates or sublicensees, and Licensed Products provided free of charge as samples or provided for clinical trials, regulatory purposes or compassionate use, shall not be included in the calculation of Net Sales.

     1.28. "Person" shall mean a natural person, partnership (general or limited), corporation, joint venture, business trust, limited liability company, cooperative, association or other form of business organization, trust, estate or any other entity, other than a Governmental Authority.

     1.29. "Pro Rata Percentage" shall mean the percentage obtained by multiplying [ * ] by the fraction with a numerator equal to [ * ] and a denominator equal to [ * ]. The Pro Rata Percentage shall be recalculated whenever an Additional LSC Sub or Additional Licensee is created [ * ] for purposes of the calculation in the preceding sentence, which recalculated Pro Rata Percentage shall be applied retroactively as described in Section 5.2. By

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way of example, if on the date hereof LSO, an Additional LSC Sub and two (2)
Additional Licensees exist, the Pro Rata Percentage shall be [ * ], and if an additional Additional LSC Sub is created hereafter, the Pro Rata Percentage shall become [ * ], assuming LSO and each Additional LSC Sub and Additional Licensee counts as [ * ].

     1.30. "Prosecution Costs" shall have the meaning set forth in Section 5.2.

     1.31 "Right of First Refusal and Co-Sale Agreement" shall mean the Right of First Refusal and Co-Sale Agreement dated October 6, 2005, by and among LSO, LSC and each of the persons and entities identified as parties therein.

     1.32. "Royalty Period" shall mean for each Licensed Product, on a country-by-country basis, the later of (a) the last to expire of any patents included in the LSC Patents (and termination of any LSC Patent Applications with then-pending claims) in the country that would be infringed, but for this Agreement, by the sale of the Licensed Product in the country or (b) ten (10) years after first commercial sale to a third party (not an Affiliate or sublicensee) of any Licensed Product in the country after approval to sell has been received from the appropriate Governmental Authorities in the country.

     1.33 "Term" shall have the meaning set forth in Section 8.1.

     1.34 "Threshold Amount" shall mean [ * ].

2.   License.

          (a) LSC Licensed Technology. LSC hereby grants to LSO an exclusive (even as to LSC), perpetual, worldwide license, with right to assign or sublicense, to: (a) use the LSC Licensed Technology in the Field of Use; (b) make and have made Licensed Products within the Field of Use; and (c) sell, have sold, offer to sell, import, export or otherwise distribute Licensed Products for use within the Field of Use (the "License"); provided, however, the duration of the License may only be terminated if the conditions in Section 5.2, 8 or 9.2 occur.

          (b) Reservation of Rights. LSC reserves for itself a nonexclusive, nontransferable right to use the LSC Licensed Technology in the Field of Use solely for noncommercial research and development purposes.

3.   Consideration; Taxes.

     3.1. Royalty. As consideration for the License granted by LSC to LSO under
Section 2, LSO shall pay a royalty to LSC in an amount equal to [ * ] of Net Sales of Licensed Products during the Royalty Period. At the end of the Royalty Period for each Licensed Product, no further royalties shall accrue and the License shall become fully paid-up and royalty-free.

     3.2. Reports and Payments. LSO shall provide written reports and payments to LSC

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within [ * ] days after the close of each calendar quarter during the Term.
These reports shall show for such calendar quarter sales by LSO and any sublicensees of Licensed Products, details of the quantities of each type of Licensed Product sold in each country, Net Sales for each Licensed Product, the form of revenue received and the royalties due LSC thereon. Concurrently with the making of each such report, LSO shall make payment to LSC in U.S. dollars of amounts payable for the period covered by such report. Where Net Sales is in a currency other than U.S. dollars, conversion of Net Sales into U.S. dollars shall be at the exchange rate prevailing at Citicorp N.A. on the last business day of the quarter to which the payment pertains.

     3.3. LSO Records. LSO shall keep clear, accurate and complete records, for a period of at least three (3) years, for each reporting period in which sales occur showing the sales or other disposition of Licensed Products in sufficient detail to enable verification of amounts payable pursuant to Section 3.1. Following reasonable notice, LSC shall have the right, at LSC's sole expense, to have LSO's books and records examined during regular business hours, but not more than once a year, by an independent accounting firm reasonably acceptable to LSO, which firm is bound in confidence to disclose only evidence of noncompliance by LSO with respect to the calculation of royalties due hereunder. In the event LSO has underpaid LSC, LSO shall pay the amount of such underpayment immediately and, to the extent such underpayment is more than [ * ] for the audited period, shall reimburse LSC for the reasonable expense of the audit. If LSO has overpaid LSC, such overpayment shall be immediately refunded by LSC.

     3.4. LSC Records. LSC shall keep clear, accurate and complete records, for a period of at least three (3) years, for each reporting period which LSC has submitted statements of account to LSO of costs and expenses which are reimbursable under this Agreement, in sufficient detail to enable verification of amounts payable. Following reasonable notice, LSO shall have the right, at LSO's sole expense, to have LSC books and records examined during regular business hours, but not more than once a year, by an independent accounting firm reasonably acceptable to LSC, which firm is bound in confidence to disclose only evidence of noncompliance of LSC with respect to the calculation of reimbursable expenses. In the event LSC has overcharged LSO, LSO shall pay immediately the amount of such overcharge that has been paid by LSO and, to the extent such overcharge is more than [ * ] for the audited period, reimburse LSO for the expense of the audit. If LSO has underpaid LSC, the amount of such underpayment shall be immediately paid to LSC.

     3.5. Confidentiality of Reports and Records. A party's information that is set forth in (a) the reports required by Section 3.2 and (b) the records subject to examination under Sections 3.3 and 3.4, shall be subject to Section 6 hereof and maintained in confidence by the other party and its independent accounting firm performing the audit and shall not be used for any purpose other than verification of the performance of obligations hereunder and the enforcement thereof.

     3.6. Taxes. LSO is solely responsible for the payment of any taxes (including withholding, sales or use taxes, intangible taxes and property taxes) resulting from the payment

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of royalties to LSC hereunder, other than any taxes assessed by any jurisdiction which are based on the income of LSC. LSO agrees to hold harmless LSC from all claims and liability arising from LSO's failure to report or pay any such taxes.

     3.7 Value of Know-How. LSO acknowledges that the LSC Know-How constitutes valuable and substantial trade secrets and know-how of LSC. The parties acknowledge and agree that, for their mutual convenience and after considering other alternatives, the payments to LSC set forth in this Agreement, including the structure and timing of royalty payments, are an appropriate and mutually convenient way of compensating LSC.

4.   Ownership of Intellectual Property; Use of LSC Trademarks/Names/Patent
     Numbers.

     4.1. LSO Technology. Any and all intellectual property created, generated or developed by or on behalf of LSO during the Term from the exercise of the License shall vest in and be owned by LSO and shall be considered to be part of LSO Technology.

     4.2. LSC Licensed Technology. Subject to the License, any and all intellectual property created, generated or developed by or on behalf of LSC during the Term shall vest in and be owned by LSC and, if necessary or useful in the Field of Use, shall be included in the LSC Licensed Technology.

     4.3. Joint Inventions. Any intellectual property arising or resulting from the inventive work by one or more employees of LSC and LSO (and any other Persons), as to which the employees would be inventors under the patent laws of the United States, shall be jointly owned by the parties (each party having an undivided interest therein), and all of LSC's rights and interests therein shall be subject to the License. The laws of the United States with respect to joint ownership of inventions shall be applied in all jurisdictions of the world to the parties' joint ownership interests.

     4.4. Use of LSC Trademarks. The License includes the exclusive right to use the LSC Trademarks in advertising, labeling, promoting and selling Licensed Products in the Field of Use. The nature and quality of all Licensed Products sold by LSO under the LSC Trademarks shall be of a quality and nature comparable to similar products sold by other reputable medical device, pharmaceutical or biotechnology companies. To facilitate this quality control provision, LSO shall, upon reasonable request, permit LSC to inspect at LSO's facility or its manufacturer's facility any Licensed Products to be sold by LSO under the LSC Trademarks. In addition, LSO shall, upon reasonable request, provide to LSC samples of any advertising or promotional materials published by LSO that display the LSC Trademarks. LSO shall use the LSC Trademarks with such trademark designations as are reasonably necessary to protect the status of the LSC Trademarks as trademarks.

     4.5. Use of Name. Except as provided by this Agreement, neither party shall use the trademark, indicia or name of the other party on any advertising, promotional or labeling of Licensed Product without the written approval of the other party, which approval shall not be unreasonably withheld, conditioned or delayed.

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     4.6. Marking. LSO shall mark all Licensed Products with the applicable patent and patent application number(s) in accordance with all applicable local, state and federal rules and regulations.

5.   Patent Maintenance and Enforcement.

     5.1. Prosecution and Maintenance. Except upon Abandonment, LSC shall be responsible for all filing, prosecution and maintenance of the LSC Patents and LSC Patent Applications in every jurisdiction worldwide and shall be responsible for determining strategy with respect thereto. LSC shall act in good faith and in a commercially reasonable and diligent manner with respect to the filing, prosecution and maintenance of the LSC Patents and LSC Patent Applications. LSC shall give due respect to LSO's position with respect to the filing, prosecution and maintenance of the LSC Patents and LSC Patent Applications and LSC may, in its sole discretion, also give due respect to the Additional Licensees' positions with respect thereto. LSC shall keep LSO promptly and fully informed of the course of patent filings, prosecution and other proceedings, including providing to LSO copies of substantive communications, search reports and third party observations submitted to or received from patent offices, all of which shall be provided to LSO in sufficient time for LSO to review and provide comments to LSC prior to LSC taking any action or making any filing with any patent offices. LSO shall have the right to review proposed filings, pending applications, patents and other proceedings and make recommendations to LSC concerning them and their conduct, which LSC shall consider in good faith and take into account in its filing, prosecution and maintenance of the LSC Patents and LSC Patent Applications. LSO shall be responsible for its own expenses in providing such patent consultation to LSC. Any input provided by LSO to LSC with respect to the filing, prosecution and maintenance of the LSC Patents and LSC Patent Applications shall be deemed to be the Confidential Information of LSC.

     5.2. Allocation of Expenses; Penalty for Nonpayment. LSO shall pay the Pro Rata Percentage of the out-of-pocket costs and expenses (including attorneys' fees) reasonably incurred by LSC after the Effective Date in filing, prosecuting and maintaining the LSC Patents and LSC Patent Applications (the "Prosecution Fees"); provided, however, that LSO may elect, upon [ * ] days prior written notice to LSC and the Additional Licensees, not to be responsible for or pay the Prosecution Fees thereafter accruing for particular patents or patent applications in particular jurisdictions, in which case such patents or patent applications shall be removed from the definition of "LSC Patents" or "LSC Patent Applications" (and therefore not be included in the License, notwithstanding any language in Section 2 to the contrary); provided further, however, that any party who becomes an Additional Licensee (or has its Pro Rata Percentage recalculated because it received at least the Threshold Amount) shall be required to pay to LSC its Pro Rata Percentage of the Prosecution Fees accruing after October 5, 2005, which amount shall be shared by LSC among LSC, LSO and the Additional Licensees on the basis of the reduced amount of Prosecution Fees for which they should have been responsible as a result of such Additional Licensee. LSC shall invoice LSO on a monthly basis for its portion of the Prosecution Fees each month and such invoice shall itemize the Prosecution Fees by

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patent and patent application number. The Prosecution Fees shall be due and payable within [ * ] days of the date of invoice. If such invoice is past due, other than by reason of a bona fide dispute between LSO and LSC with respect to the amount of invoices (a "Bona Fide Dispute"), for more than [ * ] days after the date of the invoice or [ * ] days after LSC's notice to LSO of such past due invoice, whichever is later, [ * ]. In addition, any amounts outstanding more than [ * ] days after the date of the invoice will be subject to a late fee at an annual rate equal to the "prime rate" as quoted by The Wall Street Journal (Western Edition) (or if not published, another appropriate publication) for the first business day of each month [ * ], whichever is less, from the date due until the date paid, unless the Bona Fide Dispute shall be determined in favor of LSO. In addition, in the event LSO is more than [ * ] months past due in any amount (which is not subject to a Bona Fide Dispute) and LSO has been given at least [ * ] days prior written notice by LSC, the patents or patent applications to which the past due amount pertains shall be removed from the definition of LSC Patents or LSC Patent Applications (and therefore not be included in the License, notwithstanding any language in Section 2 to the contrary).

     5.3. Abandonment by LSC.

          (a) Notice. In the event LSC decides not to file or continue the prosecution or maintenance of a particular patent or patent application included in the definition of the LSC Patents and LSC Patent Applications in a particular jurisdiction or every jurisdiction (an "Abandonment"), LSC shall promptly provide notice (which notice shall include the basis for such action in reasonable detail) to LSO (and to any Additional Licensees) at least [ * ] days prior to the date which any filing or payment is required to be made in order to preserve the rights to such patent or patent applications.

          (b) Election by LSO. LSO shall notify LSC and all Additional Licensees within [ * ] days of receiving LSC's Abandonment notice pursuant to Section 5.3(a) whether LSO desires to pursue the filing, prosecution or maintenance of the patents or patent applications subject to Abandonment. If LSO gives such notice that it desires to pursue such filing, prosecution or maintenance, LSO shall assume and be assigned and allowed to exercise all of LSC's rights and obligations under Sections 5.1 and 5.2 in pursuing the patents or patent applications subject to Abandonment, including filing, prosecution and maintenance in the name of LSC with reimbursement of Prosecution Fees as set forth in Section 5.2. In the event LSO does not give such notice or notifies LSC and the Additional Licensees that it is not interested in pursuing such patents or patent applications, any Additional Licensee who has given notice of its desire to pursue such patents or patent applications within [ * ] days of LSC's notice of Abandonment pursuant to Section 5.3(a) shall be entitled to assume and be assigned and allowed to exercise all of LSC's rights and obligations under Sections 5.1 and 5.2 with respect to such Abandonment; if more than one Additional Licensee has given such notice, LSC shall promptly designate one of the Additional Licensees to have such rights and obligations based on LSC's judgment of the Additional Licensee to whom such patent or patent application has the greatest value in its licensed field of use.

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          (c) Assignment to LSO or an Additional Licensee. If LSO has given notice of its desire to pursue the patents or patent applications pursuant to
Section 5.3(b) and no Additional Licensees have given notice to LSO, LSC and the other Additional Licensees within [ * ] days of receiving LSC's Abandonment notice pursuant to Section 5.3(a) of its desire, to pursue the patents or patent applications, LSO may elect to assume all future responsibility with respect to the patents or patent applications subject to Abandonment (including responsibility for all future accruing fees and expenses related thereto) and be assigned such patents or patent applications, in which event such patents or patent applications shall be removed from the definition of "LSC Patents" or "LSC Patent Applications" (and not be royalty bearing) and LSC shall cause such patents or patent applications to be removed from the licenses granted by LSC to the Additional Licensees. If LSO has not given notice of its desire to pursue the patents or patent applications and only one Additional Licensees has so given notice of its desire to pursue the patents or patent applications, such Additional Licensee may elect to assume all future responsibility with respect to the patents or patent applications subject to Abandonment (including responsibility for all future accruing fees and expenses related thereto) and be assigned such patents or patent applications, in which event such patents or patent applications shall be removed from the definition of "LSC Patents" or "LSC Patent Applications" and LSC shall cause such patents or patent applications to be removed from the licenses granted by LSC to all other Additional Licensees.

          (d) Cooperation. In the event LSO undertakes responsibility with respect to any filing, prosecution or maintenance of abandoned patents or patent applications, LSC shall cooperate with and assist LSO with the filing, prosecution or maintenance and provide LSO with all files, correspondence and other records in its possession related to the filing, prosecution or maintenance thereof; provided, however, that LSO shall reimburse LSC for all reasonable expenses incurred by LSC in providing such cooperation and LSC shall cause all other Additional Licensees to reimburse LSO for their Pro Rata Percentage of such reimbursement.

          (e) Abandonment by LSO. In the event that LSO decides not to file or continue the prosecution or maintenance of any such patent or patent application after initially making such election, LSO shall promptly notify LSC (and any Additional Licensee) at least [ * ] days prior to the date which any filing or payment is required to be made in order to preserve the rights to such patent or patent applications; provided, however, if LSO has received less than [ * ] days prior notice, LSO shall provide notice to LSC as soon as practicable.

     5.4. Infringement of Patents by a Third Party.

          (a) Notice. In the event that any infringement of a LSC Patent by a third party shall come to the attention of LSO or LSC, then such party shall promptly notify the other party and each Additional Licensee of the nature and evidence of such infringement and whether such infringement appears to have occurred in any fields to which the LSC Patent has been licensed to LSO or any Additional Licensee. LSC shall notify LSO and each Additional Licensee within [
* ] days of giving or receiving such infringement notice (including an infringement notice

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from an Additional Licensee that has been given in accordance with this Section
5.4(a)) whether or not it intends to bring a patent infringement action against the third party and the licensed field (i.e., LSO's and/or any Additional Licensees') in which such infringement appears to have occurred (LSO and/or any Additional Licensees in whose licensed field the infringement has occurred and who are identified by LSC or who have given notice to the other Additional Licensees, LSO and LSC of such infringement in their licensed fields not later than [ * ] days after the date that LSC's notice is due is hereafter referred to as the "Infringement Parties in Interest").

          (b) LSC Action. If LSC gives such notice of its intention to bring such an infringement action, LSC shall bring such action within the next [ * ] shall diligently pursue such action and shall be entitled to employ counsel and control the course of litigation at its expense; provided, however, that LSO shall be entitled to participate, at its expense, in the action. Any recovery by LSC in such infringement action shall be used to [ * ] in connection with such action (such reimbursement to be pro rata on the basis of such costs and fees). Any remaining amount from the recovery shall be divided as follows: [ * ] as reasonably determined and allocated by LSC.

          (c) Licensee Action. If LSC gives notice of its intention not to bring such an infringement action or fails to give notice as required in Section 5.4(a), the Infringement Parties in Interest may elect to have all future responsibility with respect to bringing such infringement action, (and be responsible for all fees and expenses related thereto [ * ]; provided, however, if LSO and at least one Additional Licensee are electing Infringement Parties in Interest, LSO shall negotiate in good faith a joint agreement among the electing Infringement Parties in Interest with respect to such infringement action and the sharing of expenses and monetary awards relating thereto. Such joint agreement shall be submitted to review by LSC, which shall have [ * ] from the receipt thereof to accept or reject such agreement. If LSC rejects such agreement, LSC shall proceed with such infringement action as provided in
Section 5.4(b). Failure of LSC to reject such agreement within the [ * ] period shall be deemed an acceptance thereof by LSC.

          (d) Dispute Regarding Action. If the electing Infringement Parties in Interest are not able to mutually agree on bringing the infringement action
[ * ] (or by such later time that they mutually agree upon), then they shall not be entitled to bring such infringement action; provided, however, if any Infringement Party in Interest requests, the decision of which one (and it shall only be one) of such parties should be entitled to bring and control the infringement action and the allocation of costs and any recoveries shall be submitted expeditiously to an arbitrator selected unanimously by such parties (or failing unanimity, an arbitrator with life sciences patent experience selected by the Regional Vice President of the American Arbitration Associate in Seattle (or his or her designee)). The decision of such arbitrator shall be binding on the parties and such arbitration shall be conducted in Seattle, Washington. The parties shall abide by and perform in accordance with any decision made by

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the arbitrator. Any judgment confirming such decision may be entered in any court of competent jurisdiction. The expenses of any such arbitration shall be shared equally by the Infringement Parties in Interest electing to participate in the infringement action.

          (e) Cooperation of LSC. In the event LSO undertakes sole or joint responsibility with respect to such patent infringement action, LSC shall cooperate with and assist LSO (and any Additional Licensees, as applicable) and execute all necessary and proper documents and take such actions as shall be appropriate in connection with such infringement action, including joining such action as a party (or allowing the action to be instituted in its name). In the event that LSO decides not to continue such infringement action after initially making such election, LSO shall promptly notify LSC and the other Infringement Parties in Interest who had elected to jointly participate.

          (f) Cooperation of LSO. LSO shall cooperate with and assist LSC or Infringement Parties in Interest with regard to any such infringement action and execute all necessary and proper documents and take such actions as shall be appropriate in connection with such infringement action.

          5.5. LSO Election. Notwithstanding the foregoing, LSO shall be entitled to assume full responsibility for filing and all prosecution, maintenance and enforcement (including bringing any infringement action and retaining any recoveries therefrom) of any particular LSC Patent Application or LSC Patent in the name of LSC and shall bear all costs related thereto, provided that LSO (a) notifies LSC and obtain LSC's written consent to such assumption and (b) notifies each Additional Licensee known to LSO in writing and no Additional Licensee objects to such assumption within [ * ] days of receipt of such notice. If any Additional Licensee objects to such assumption, LSO shall discuss in good faith such objections in an attempt to reach a mutually acceptable agreement with any objecting Additional Licensees.

          5.6. Misappropriation of Trade Secret; Infringement of Trademark. In the event there has been a misappropriation of a trade secret or infringement of a trademark included in the LSC Licensed Technology, an action for misappropriation of the trade secret or infringement of the trademark shall be handled in the same way as, and the parties shall proceed and have the same rights as, set forth in Section 5.4 with respect to infringement of a LSC Patent, and notices and other rights described in Section 5.4 shall be given to those Additional Licensees who have exclusive license rights to the trade secret or trademark and rights with respect to enforcement that are similar to LSO's rights.

          5.7 LSO Election in the Event of LSC Change of Control. In the event of a LSC Change of Control with any person or entity other than an Industry Operating Company occurring prior to an initial public offering of LSC securities to the general public, LSO shall be entitled upon written notice given to LSC and the Additional Licensees within [ * ] days after the closing of such LSC Change of Control (the "Exercise Notice") to assume and exercise

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any or all of LSC's rights and responsibilities under this Agreement with respect to the filing, prosecution, maintenance or enforcement of any of the LSC Licensed Technology under this Section 5 (unless the exercise of the right to give the Exercise Notice is waived in writing by holders of a majority of the Series A Preferred Stock of LSO). The assumption of rights under this Section
5.7 shall become effective immediately upon receipt of the Exercise Notice by LSC, and LSC shall promptly cooperate with LSO in all respects necessary to give effect to the Exercise Notice in accordance with this Agreement. After such a LSC Change of Control and prior to the delivery of the Exercise Notice, if same shall occur, LSC shall take all necessary action to maintain the status quo of the LSC Licensed Technology and shall not, by action or inaction, permit any patent rights in the LSC Licensed Technology to become abandoned or adversely affected in any respect. However, any such election shall not modify the financial arrangements or obligations of the parties under this Agreement or under any Additional LSC Sub License Agreement (e.g., each party and each Additional Licensee shall continue to be obligated financially to the same extent as if LSO had not assumed LSC's rights and responsibilities pursuant to this Section 5.7). If LSO does not elect to assume any such rights or responsibilities within such [ * ]-day period, then the Additional Licensees shall have the right to elect to assume and exercise such rights and responsibilities of LSC in the order of preference agreed upon by LSC and the Additional Licensees by giving written notice to LSC and LSO. If the Additional Licensees elect to assume and exercise such rights and responsibilities, the financial arrangements or obligations of the parties under this Agreement or any Additional LSC Sublicense Agreement shall remain unchanged. The failure of LSO to exercise its right to assume and exercise any or all of LSC's rights and responsibilities for the filing, prosecution, maintenance or enforcement of any LSC Licensed Technology under this Section 5.7 shall not affect the License or any of LSO's other rights under this Agreement. LSO shall not be entitled to give an Exercise Notice with respect to any LSC Change of Control occurring after the first such LSC Change of Control following the date of this Agreement. Capitalized terms used in this Section 5.7 and not defined in this Agreement shall have the meaning set forth in the Right of First Refusal and Co-Sale Agreement.

     5.8 Patent Term Extension. The parties shall cooperate in seeking any available extensions of the terms of the patents included in the LSC Patents, including (a) advising each other in a timely manner of any action by a Governmental Authority that is pertinent to any extension, (b) reasonably supplying each other with all information in its control pertaining to the extension of the terms of such patents and (c) cooperating with each other to execute all supporting affidavits or documents required in connection with the extension of such patents. In connection with LSO receiving governmental approvals to sell a Licensed Product and at the request of LSO, LSC shall seek, in accordance with and to the extent permitted by applicable law, extensions of the terms of such patents designated by LSO that are related to the Licensed Product.

6.   Confidentiality.

     6.1. Confidential Information. Subject to Section 6.2, "Confidential Information"

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shall mean (a) any proprietary or confidential information or material in tangible form disclosed hereunder that is designated as "Confidential" at the time it is delivered to the receiving party or (b) proprietary or confidential information disclosed orally hereunder which is identified as confidential or proprietary when disclosed and such disclosure of confidential information is confirmed in writing within [ * ] days by the disclosing party. Any LSC Know-How included in any assets or associated with any assets (including, without limitation, contracts, INDs, drug master files and clinical and regulatory records) assigned by LSC to LSO shall be deemed to be the Confidential Information of LSO, except to the extent it becomes a matter of public knowledge without fault on the part of LSC. Each party shall exercise due care (i.e., at least as much care as it affords its own confidential information) to prevent unauthorized disclosure or use of Confidential Information. The obligations of confidentiality and nonuse shall exist for the Term and a period of [ * ] years thereafter.

     6.2. Exclusions. Confidential Information shall not include information that the receiving party can establish, through documentary evidence, to:

          (a) have been known by the receiving party prior to communication by the disclosing party;

          (b) have been a matter of public knowledge at the time of such disclosure by the disclosing party;

          (c) have become a matter of public knowledge, without fault on the part of the receiving party, subsequent to disclosure by the disclosing party to the receiving party; or

          (d) have been disclosed to the receiving party from a third party lawfully having possession of such Confidential Information without an obligation of confidentiality to the disclosing party.

     6.3. Permitted Uses/Disclosures. Notwithstanding the provisions of Section
6.1 above, the receiving party may use or disclose Confidential Information of the disclosing party in connection with the exercise of its rights hereunder (including commercialization and sublicensing) or the fulfillment of its obligations and duties hereunder and in prosecuting or defending litigation, complying with applicable U.S. and international governmental regulations (including, without limitation, regulations of the Securities and Exchange Commission and the U.S. Food and Drug Administration) and submitting information to tax or other U.S. and international governmental authorities; provided, however, if the receiving party is required by law to make any public disclosures of Confidential Information of the disclosing party, to the extent it may legally do so, it shall give reasonable advance notice to the disclosing party of such disclosure to enable the disclosing party to interpose an objection to such a requirement and shall use its reasonable efforts to secure confidential treatment of the Confidential Information prior to its disclosure (whether through protective orders or otherwise).

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     6.4. Confidentiality of this Agreement. The terms of this Agreement shall be deemed to be Confidential Information of both parties and subject to the provisions of this Section 6, except that either party may disclose the terms of this Agreement to actual or prospective corporate partners and actual or prospective investors and other professional advisors without the prior consent of the other party under appropriate confidentiality provisions.

7. Representations and Warranties, Disclaimer of Liability; Indemnification; Covenants.

     7.1. Representations and Warranties by LSC. LSC represents and warrants to LSO that:

          (a) it is a corporation duly organized and validly existing under the laws of the State of Washington and has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, including the right to grant the rights and licenses granted herein;

          (b) no consent, approval or authorization of, or declaration or filing with, any Governmental Authority or Person is required on the part of LSC in connection with its execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby;

          (c) the execution and delivery of this Agreement and the performance and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of LSC, and this Agreement has been duly executed and delivered by LSC and, subject to the due authorization, execution and delivery by LSO, constitutes a valid and binding obligation of LSC, enforceable against LSC in accordance with its terms, except as may be limited (i) by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally; and (ii) by the effect of rules of law governing the availability of equitable remedies;

          (d) the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not (i) conflict with, or result in any violation or breach of any provision of the Articles of Incorporation, by-laws or organizational documents of LSC, (ii) conflict with or violate any applicable Federal or state statutes, judgments, decrees, laws, ordinances, rules, regulations, injunctions and orders applicable to LSC or any of its assets or operations or (iii) result in any violation or breach of, constitute a default under or conflict with the provisions of any agreement to which LSC is a party or by which it or any of its properties or assets is otherwise bound;

          (e) it has good title to all LSC Licensed Technology, free and clear of all Liens and is not in default (or, with the giving of notice or lapse of time or both, would be in default) under any contract or other agreement to use any of the LSC Licensed Technology;

          (f) it has not previously granted and will not grant any rights or licenses with respect to the LSC Licensed Technology in the Field of Use or in conflict with the rights and licenses granted herein;

          (g) to the knowledge of LSC, none of the LSC Licensed Technology infringes or conflicts with, and LSC has not received any notice of infringement of, or conflict with, any license, patent, copyright, trademark, service mark or other intellectual property right of any other Person and, to the knowledge of LSC, there is no infringement or unauthorized use by any Person of any of the LSC Licensed Technology;

          (h) the validity or enforceability of any of the LSC Licensed Technology or the title of LSC thereto has not been questioned in any litigation, governmental inquiry or proceeding to which LSC is a party and, to the knowledge of LSC, no such litigation, governmental inquiry or proceeding is threatened;

          (i) as of the Effective Date, except for the LSC Patents, the LSC Patent Applications and the LSC Excluded Technology, LSC does not control any patent or patent application claiming or disclosing inventions relating to or useful in the Field of Use;

          (j) as of the Effective Date, the patents and patent applications set forth in Appendices A and B constitute all of the LSC Patents and LSC Patent Applications, are owned by LSC and to LSC's knowledge, are not subject to an ownership interest or a claim of an ownership interest therein by a third party;

          (k) to LSC's knowledge as of the Effective Date, the practice and use of the LSC Licensed Technology within the Field of Use will not infringe any intellectual property right of a third party;

          (l) LSC has taken all reasonable actions necessary or appropriate to preserve the confidentiality of all trade secrets and proprietary or confidential information or material related to the LSC Licensed Technology; and

          (m) as of the Effective Date, the Additional LSC Subs are [NONE] and there are no other Additional Licensees.

     7.2. Indemnification of LSC. Other than as provided in Section 7.3, in no event shall LSC be liable for any use by LSO of the LSC Licensed Technology or any loss, claim, damage or liability of any kind or nature, which may arise from or in connection with acts by LSO under this Agreement or the use of the LSC Licensed Technology by LSO. LSO shall indemnify, defend and hold harmless LSC, including its directors, officers, employees, and agents, against any and all Damages resulting from or arising out of (a) the breach of any representation or warranty made by LSO in this Agreement, (b) any breach or violation of, or failure to properly perform, any covenant or agreement made by LSO in this Agreement or (c) the possession, manufacture, use, sale or other disposition of Licensed Products by LSO or its sublicensees, whether based on breach of warranty, negligence, product liability or otherwise, except to the extent such Damages result from a breach by LSC of any representation, warranty, covenant or agreement of LSC or the gross negligence or willful misconduct of LSC.

     7.3. Indemnification of LSO. LSC agrees to indemnify, defend and hold LSO and its respective directors, officers, employees and agents harmless from and against any and all Damages resulting from or arising out of (a) the breach of any representation or warranty made by LSC in this Agreement or (b) any breach or violation of, or failure to properly perform, any covenant or agreement made by LSC in this Agreement, except to the extent such Damages result from the gross negligence or willful misconduct of LSO.

     7.4. DISCLAIMER OF LIABILITY. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, NEITHER LSC, THE ADDITIONAL LSC SUBS NOR LSO WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS.

     7.5. DISCLAIMER OF WARRANTIES. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, NEITHER LSO NOR LSC MAKES ANY WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     7.6. ESSENTIAL TERMS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THE PROVISIONS UNDER THIS AGREEMENT THAT LIMIT LIABILITY, DISCLAIM WARRANTIES, OR EXCLUDE CONSEQUENTIAL DAMAGES OR OTHER DAMAGES OR REMEDIES ARE ESSENTIAL TERMS OF THIS AGREEMENT THAT ARE FUNDAMENTAL TO THE PARTIES' UNDERSTANDING REGARDING ALLOCATION OF RISK. ACCORDINGLY, SUCH PROVISIONS SHALL BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISIONS AND SHALL BE ENFORCED AS SUCH, REGARDLESS OF ANY BREACH OR OTHER OCCURRENCE HEREUNDER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ALL LIMITATIONS OF LIABILITY, DISCLAIMERS OF WARRANTIES, AND EXCLUSIONS OF CONSEQUENTIAL DAMAGES OR OTHER DAMAGES OR REMEDIES SHALL REMAIN FULLY VALID, EFFECTIVE AND ENFORCEABLE IN ACCORDANCE WITH THEIR RESPECTIVE TERMS, EVEN UNDER CIRCUMSTANCES THAT CAUSE ANY EXCLUSIVE REMEDY UNDER THIS AGREEMENT TO FAIL OF ITS ESSENTIAL PURPOSE.

     7.7. Licenses With Additional LSC Subs. LSC represents and warrants that
(a) the license agreement entered into, and to be entered into, by LSC and each Additional LSC Sub (the "Additional LSC Sub License Agreements") is and shall be in a form substantially identical to this Agreement (other than changes to the name of each Additional LSC Sub and the applicable field of use) and (b) no Additional Licensee (including all Additional LSC Subs) has been granted or shall be granted any rights with respect to LSC Licensed Technology that are more beneficial, taken as a whole (without regard to field of use), to such licensee in comparison to the rights of LSO hereunder, unless LSO is granted, in writing, identical beneficial rights (and related obligations) at the same time of such other grant, which it may accept or reject with respect to its Field of Use or, in the case of a nonexclusive grant, with respect to the field of use of the grant and/or its Field of Use; provided, however, that (i) if a subsequent Additional Licensee has not received (and is not expected to receive shortly thereafter) at least the Threshold Amount at the time it enters into its license agreement for the LSC Licensed Technology, then the language of Section 1.29 hereof shall be amended to provide that the

Additional Licensee counts as [ * ] in the numerator and denominator until it has received at least the Threshold Amount, at which time there will be a recalculation of the Pro Rata Percentage and a retroactive adjustment; (ii)
Section 5.3(b) and Section 5.3(c) of any license agreement for the LSC Licensed Technology between LSC and a subsequent Additional Licensee shall be adjusted to reflect that Light Sciences Oncology, Inc. has the first right to assume LSC's rights and obligations, or take an assignment, with respect to an Abandonment and that the rights of any subsequent Additional Licensee will be subordinate thereto; and (iii) Section 5.7 of any license agreement for the LSC Licensed Technology between LSC and a subsequent Additional Licensee shall be adjusted to reflect that LSO has the first right, but not the obligation, to assume all of LSC's rights and responsibilities with respect to the filing, prosecution, maintenance and enforcement of the LSC Licensed Technology under Section 5 of this Agreement in the event of a change of control of LSC as described in
Section 5.7 of this Agreement.

     7.8. Identification of Additional Licensees. LSC shall promptly notify LSO of the name and address of each Additional Licensee (including each Additional LSC Sub) and its field of use and the scope of its rights and obligations in comparison to this Agreement.

8.   Term and Termination of Agreement; Dissolution of LSO; Event of Default.

     8.1. Term. This Agreement will commence on the Effective Date and, unless earlier terminated in accordance with this Section 8, will remain in full force and effect until the last to expire of any Royalty Periods, i.e., when LSO no longer has an obligation to pay royalties under this Agreement (the "Term"). Notwithstanding the expiration of the Term, the License shall survive, subject to Section 8.2, as a fully paid-up, royalty-free license.

     8.2. Insolvency. In the event of (a) the voluntary or involuntary proceedings by or against LSO are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for LSO, or proceedings are instituted by or against LSO for corporate reorganization or the dissolution or liquidation of LSO under Title 11 of the United States Code (the "Bankruptcy Code"), which proceedings, if involuntary, shall not have been dismissed within ninety (90) days after the date of filing, or if LSO makes an assignment for the benefit of creditors, or substantially all of the assets of LSO are seized or attached and not released within ninety (90) days thereafter, or LSO has rejected this Agreement (or any license grant contained herein) under Section 365(n) of the Bankruptcy Code, or (b) the voluntary liquidation, dissolution, winding up or cessation of business by LSO, then in such case and at such time this Agreement shall terminate and, notwithstanding the language in Section 2 regarding the perpetual nature of the License, the License shall terminate.

     8.3. LSC Default.

          (a) Event of Default. The following events shall be defined as an "LSC Event of Default": (i) breach of this Agreement by LSC which remains uncured (if curable) for thirty

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(30) days following notice of such breach by LSO, (ii) voluntary or involuntary proceedings by or against LSC are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for LSC, or proceedings are instituted by or against LSC for corporate reorganization or the dissolution or liquidation of LSC under the Bankruptcy Code, which proceedings, if involuntary, shall not have been dismissed within ninety (90) days after the date of filing, or if LSC makes an assignment for the benefit of creditors, or substantially all of the assets of LSC are seized or attached and not released within ninety (90) days thereafter, or LSC has rejected this Agreement (or any license grant contained herein) under Section 365(n) of the Bankruptcy Code, (iii) the voluntary liquidation, dissolution, winding up or cessation of business by LSC or (iv) the occurrence of an event of default under the terms of any Additional LSC Sub License Agreement or any other license agreement between LSC and any Additional Licensee giving rise to rights upon such event of default substantially similar to the rights of LSO under Section 8.3(b) hereof.

          (b) Patent Prosecution and Maintenance. In the event of an LSC Event of Default and notwithstanding Section 5 hereof (i) LSC shall immediately notify LSO and each Additional Licensee and (ii) LSO and any Additional Licensees shall have the right to jointly agree with respect to all future prosecution and maintenance of the LSC Patents and LSC Patent Applications. In the event LSO and any Additional Licensees do not jointly agree with respect to all future prosecution and maintenance of particular LSC Patents and LSC Patent Applications, any prosecution or enforcement thereof shall be in accordance with
Section 5.

          (c) Assignment of Patent and Patent Applications. In addition, in the event of an LSC Event of Default, LSO and any Additional Licensees shall have the right to jointly designate a party to whom LSC shall be obligated to assign all of its right, title and interest in each LSC Patent and LSC Patent Application (and all files, correspondence and other records related thereto) and such party shall take such LSC Patent or LSC Patent Application and related material subject to whatever agreement LSO and the Additional Licensees thereof shall agree upon.

          (d) Irrevocable License. In addition, in the event of an LSC Event of Default, the License granted in Section 2 shall become irrevocable, fully paid-up and non-royalty bearing.

          (e) 365(n). All rights and licenses granted under or pursuant to this Agreement by LSC to LSO are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101(35A) of the Bankruptcy Code. LSO, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. In the event of the commencement of a bankruptcy proceeding by or against LSC under the Bankruptcy Code that is not dismissed within ninety (90) days after it is filed, LSO shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and the same, if not already in its possession, shall be promptly delivered to LSO (i) upon any such commencement of a bankruptcy proceeding upon written request therefor by LSO, unless LSC elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of LSC, upon written request therefor by LSO.

     8.4. Voluntary Termination and Revocation. LSO shall have the right to terminate this Agreement (including the License) or any portion of the License, notwithstanding any language in Section 2 to the contrary, upon sixty (60) days prior written notice to LSC. This Agreement shall terminate if LSC revokes the License pursuant to Section 9.2(ii).

     8.5. Effect of Termination.

          (a) Accrued Rights and Obligations. Termination of this Agreement for any reason shall not release either party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination, nor preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement. It is understood and agreed that monetary damages may not be a sufficient remedy for any breach of this Agreement and that the non-breaching party may be entitled to injunctive relief as a remedy for any breach. Such remedy shall not be deemed to be the exclusive remedy for breach of this Agreement, but shall be in addition to all other remedies available at law or in equity.

          (b) Return of Confidential Information. Upon termination of this Agreement pursuant to Section 8.2 or 8.4, each party shall promptly return to the other party all Confidential Information of the other party.

          (c) Sublicenses. In the event this Agreement is terminated pursuant to
Section 8.2, any sublicensee of LSO who is not then in material breach shall have its sublicense converted to a direct license from LSC under the terms and conditions of this Agreement, as further limited and restricted by the terms of the original sublicense as then in effect.

     8.6. Survival. Subject to the provisions of this Section 8, Sections 1, 2, 4, 6, 7 (other than 7.1), 8 and 11 shall survive the expiration or termination of this Agreement for any reason.

9.   Diligence.

     9.1. Efforts. LSO agrees to use reasonable commercial efforts to develop and commercialize Licensed Products, to develop relationships with commercial partners with respect to the Licensed Products, and to obtain such approvals as may be necessary to make, have made, use, sell, offer to sell or otherwise distribute the Licensed Products in the Field of Use.

     9.2. Activities. If LSO has not, within five (5) years of the Effective Date of this Agreement (a) initiated commercialization of a Licensed Product,
(b) entered into a relationship with a commercial partner regarding a Licensed Product or (c) demonstrated the commercial potential of a Licensed Product (e.g., through diligent performance of a clinical trial), then at LSC's sole discretion, LSC may (i) convert the License granted pursuant of Section 2 of this Agreement upon written notice to LSO to a non-exclusive license in the Field of Use or (ii) revoke the License provided in such case LSC reimburses LSO for all amounts paid to LSC for filing, prosecution and maintenance expenses pursuant to Section 5 prior to the date of such revocation.

10.  Disclosures by LSC.

     During the Term, LSC shall promptly disclose to LSO all documented new inventions, discoveries and know-how owned or controlled by LSC that (i) are related to the LSC Licensed Technology or (ii) are necessary, useful or requested by LSO for the research, development, manufacture or commercialization of any Licensed Product, in each case irrespective of any Field of Use restrictions. Such disclosure to LSO shall be in writing and shall describe such inventions, discoveries and know-how and any application to the Field of Use known to LSC.

11.  General Provisions.

     11.1. Assignment. This Agreement shall be assignable by either party hereto so long as such assignee agrees in writing to be bound by the terms and conditions of this Agreement; provided that an assignment by LSC shall be conditioned upon receipt by LSO of satisfactory evidence of the sale, assignment or transfer to the same assignee of the LSC Licensed Technology.

     11.2. Government Approvals. LSO shall be responsible for obtaining all necessary governmental approvals for the development, testing, production, distribution, sale and use of Licensed Products, as applicable, in any country where Licensed Products shall be manufactured, used, sold, or otherwise distributed by LSO. LSC agrees to provide LSO, at LSO's expense, with any assistance reasonably requested by LSO in obtaining such governmental approvals.

     11.3. Governing Law; Arbitration. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Washington, without reference to conflicts of laws principles. Except as specifically set forth in Section 5.4(d), prior to engaging in any formal dispute resolution with respect to any dispute, controversy or claim arising out of or in relation to this Agreement or the breach, termination or invalidity thereof (each, a "Dispute"), the respective appropriate officers of the parties shall attempt for a period not less than [ * ] days to resolve such Dispute. Any Dispute that cannot be settled amicably by agreement of the parties pursuant to the preceding sentence shall be finally settled by arbitration in Seattle, Washington in accordance with the arbitration rules of the American Arbitration Association then in force by one or more arbitrators appointed in accordance with said rules, provided that the appointed arbitrator(s) shall have appropriate experience in the biotechnology industry; provided, however, that arbitration proceeding may not be instituted until the party alleging breach of this Agreement by the other party has given the other party not less than [ * ] days notice to remedy any alleged breach and the other party has failed to do so. The award rendered shall be final and binding upon both parties. The judgment rendered by the arbitrator(s) shall include costs of arbitration, reasonable attorneys' fees and reasonable costs for any expert and other witnesses. Nothing in this Agreement shall be deemed as preventing either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the parties and the subject matter of the Dispute as necessary to protect either party's name, proprietary information, trade secrets, know-how or any other proprietary rights.

----------
[ * ]  Confidential Treatment Requested

Judgment upon the award may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of the award and an order of enforcement as the case may be.

     11.4. Severability. This Agreement is intended to be severable. Should any part or provision of this Agreement be found to be unenforceable or invalid for any reason, the remaining parts and provisions will remain in effect; provided, however, that in the event of an LSC bankruptcy proceeding, this Agreement must either be assumed or rejected in its entirety in accordance with Section 365 of the Bankruptcy Code.

     11.5. Entire Agreement. This Agreement constitutes the entire understanding of LSC and LSO with respect to the subject matter hereof and supersedes all prior agreements and understandings. This Agreement may be modified only with the written agreement of both parties.

     11.6. Force Majeure. If the performance of any part of this Agreement by either party, or of any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the party liable to perform, unless conclusive evidence to the contrary is provided, the party so affected shall, upon giving written notice to the other party, be excused from such performance to the extent of such prevention, restriction, interference or delay, provided that the affected party shall use its reasonable best efforts to avoid or remove such causes of nonperformance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

     11.7. Waiver. No waiver of any rights shall be effective unless expressly consented to in writing by the party to be charged and the waiver of any breach of default shall not constitute a waiver of any other right hereunder or any subsequent breach or default.

     11.8. Notices. All notices and other communications hereunder will be in writing and will be deemed given if delivered personally, by fax (receipt confirmed), or by registered or certified mail, return receipt requested and postage prepaid or sent by express courier service (receipt verified), to the parties at the following addresses (or at such other addresses for a party as will be specified by the like notice; provided, that notices of a change of address will be effective only upon receipt thereof):

          If to LSC, addressed to:

               Light Sciences Corporation
               34931 SE Douglas Street, Suite 200
               Snoqualmie, WA 98065
               Attn: President
               Telephone No.: (425) 369-2800
               Telecopy No.: (425) 369-2845

               Copy to:
               __________________________________
               __________________________________
               __________________________________
               Attn:_____________________________

          If to LSO, addressed to:

               Light Sciences Oncology, Inc.
               34931 SE Douglas Street, Suite 200
               Snoqualmie, WA 98065
               Attn: President
               Telephone No.: (425) 369-2800
               Telecopy No.: (425) 369-2845

               Copy to:
               __________________________________
               __________________________________
               __________________________________
               Attn:_____________________________

All such notices and communications shall be deemed effective when received.

     11.9. Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

                            [Signature Pages Follow]

THIS AGREEMENT IS ACCEPTED AND AGREED TO IN ITS ENTIRETY BY AUTHORIZED REPRESENTATIVES OF:

"LSC"                                   "LSO"

LIGHT SCIENCES CORPORATION              LIGHT SCIENCES ONCOLOGY, INC.


/s/ Albert A. Luderer                   /s/ M.J. Winship
-------------------------------------   ----------------------------------------
Signature                               Signature

Albert A. Luderer                       M.J. Winship
Name                                    Name

CEO                                     COO
Title                                   Title

-------------------------------------   ----------------------------------------
Date                                    Date

                                   APPENDIX A
                                   LSC PATENTS

                                            PATENT      FILING       ISSUE
 STATUS    LSC DOCKET NO.     APPL. NO.       NO.        DATE         DATE                TITLE
 ------   ----------------   ----------   ---------   ----------   ----------   ------------------------
Granted      01-1993-US      08/107,276   5,445,608    8/16/1993    8/29/1995   Method and Apparatus
                                                                                for Providing
                                                                                Light-Activated Therapy
Granted      03-1996-US      08/613,390   5,800,478    3/7/1996     9/1/1998    Flexible Microcircuits
                                                                                for Internal Light
                                                                                Therapy
Granted     03-1996-CIP      08/633,171   5,766,234    4/16/1996    6/16/1998   Implanting and Fixing a
                                                                                Flexible Probe for
                                                                                Administering a Medical
                                                                                Therapy at a Treatment
                                                                                Site within a Patient's
                                                                                Body
Granted      11-1997-US      08/788,451   5,997,569    1/29/1997    12/7/1999   Flexible and Adjustable
                                                                                Grid for Medical Therapy
Granted      04-1996-US      08/688,058   5,814,008    7/29/1996    9/29/1998   Method and Device for
                                                                                Applying Hyperthermia
                                                                                to Enhance Drug
                                                                                Perfusion and Efficacy
                                                                                of Subsequent Light
                                                                                Therapy
Granted      06-1996-US       08/705334   5,715,837    8/29/1996    2/10/1998   Transcutaneous
                                                                                Electromagnetic Energy
                                                                                Transfer
Granted      13-1997-US       08/827832   5,827,186    4/11/1997   10/27/1998   Method and PDT Probe
                                                                                for Minimizing CT and
                                                                                MRI Image Artifacts
Granted      07-1996-US       08/725578   5,702,432    10/3/1996   12/30/1997   Intracorporeal Light
                                                                                Treatment of Blood
Granted      09-1996-US       08/760057   6,080,160    12/4/1996    6/27/2000   Use of Shape Memory
                                                                                Alloy for Internally
                                                                                Fixing Light Emitting
                                                                                Device at Treatment Site
Granted      10-1997-US       08/788448   5,782,896    1/29/1997    7/21/1998   Use of a Shape Memory
                                                                                Alloy for Modifying the
                                                                                Disposition of a Device
                                                                                Within an Implantable
                                                                                Medical Probe
Granted      08-1996-US       08/756945   5,741,316    2/2/1996     4/21/1998   Electromagnetic Coil
                                                                                Configurations for
                                                                                Power Transmission
                                                                                through Tissue

APPENDIX A TO EXCLUSIVE LICENSE AGREEMENT

                                            PATENT      FILING       ISSUE
 STATUS    LSC DOCKET NO.     APPL. NO.      NO.         DATE         DATE                TITLE
 ------   ----------------   ----------   ---------   ----------   ----------   ------------------------
Granted      12-1997-US      08/787,775   5,876,427    1/29/1997    3/2/1999    Compact Flexible
                                                                                Circuit Configuration
Granted      14-1997-US       08/850909   5,957,960    5/5/1997     9/28/1999   Internal Two Photon
                                                                                Excitation Device for
                                                                                Delivery of PDT to
                                                                                Diffuse Abnormal Cells
Granted      17-1997-US       08/955939   5,865,840   10/22/1997    2/2/1999    Enhancement of Light
                                                                                Activation Effect by
                                                                                Immune Augmentation
Granted      18-1998-US       09/021693   5,945,762    2/10/1998    8/31/1999   Movable Magnet
                                                                                Transmitter for
                                                                                Inducing Electrical
                                                                                Current in an Implanted
                                                                                Coil
Granted   18-1998-CIP(DIV)   09/547,700   6,331,744    4/11/2000   12/18/2004   Contactless Energy
                                                                                Transfer Apparatus
Granted   18-2001-DIV(CIP)   09/910,364   6,657,351    7/20/2001    12/2/2003   Contactless Energy
                                                                                Transfer Apparatus
Granted      29-1999-US       09/260923   6,273,904    3/2/1999     8/14/2001   Polymer Battery for
                                                                                Internal Light Device
Granted      21-1998-US      09/103,761   6,416,531    6/24/1998    7/9/2002    Application of Light at
                                                                                Plural Treatment Sites
                                                                                within a Tumor to
                                                                                Increase the Efficacy
                                                                                of Light Therapy
Granted      22-1998-US       09/151844   6,096,066    9/11/1998    8/1/2000    Conformal Patch for
                                                                                Administering Light
                                                                                Therapy to Subcutaneous
                                                                                Tumors
Granted      24-1998-US      09/218,336   6,344,050   12/21/1998    2/5/2002    Use of Pegylated
                                                                                Photosenstizer
                                                                                Conjugated with an
                                                                                Antibody for Treating
                                                                                Abnormal Tissue
Granted      24-2001-DIV     09/909,515   6,554,853    7/20/2001    4/29/2003   Use of Pegylated
                                                                                Photosensitizer
                                                                                Conjugated with an
                                                                                Antibody for Treating
                                                                                Abnormal Tissue
Granted      30-1999-US      09/350,258   6,210,425    7/8/1999     4/3/2001    Combined Imaging and
                                                                                PDT Delivery System
Granted      31-1999-US      09/356,938   6,238,426    7/19/1999    5/29/2001   Real-Time Monitoring of
                                                                                Photodynamic Therapy
                                                                                Over an Extended Time
Granted      33-1999-US      09/465,545   6,319,273   12/16/1999   11/20/2001   Illuminating Device for
                                                                                Treating Eye Disease

                                            PATENT      FILING       ISSUE
 STATUS    LSC DOCKET NO.     APPL. NO.      NO.         DATE         DATE                TITLE
 ------   ----------------   ----------   ---------   ----------   ----------   ------------------------
Granted      25-1999-US      09/232,129   6,454,789    1/15/1999    9/24/2002   Patient Portable Device
                                                                                for Photodynamic Therapy
Granted      27-1999-US      09/271,575   6,602,274    3/18/1999    8/5/2003    Targeted Transcutaneous
                                                                                Cancer Therapy
Granted      27-2001-CIP     09/905,501   6,899,723    7/13/2001    5/31/2005   Transcutaneous
                                                                                Photodynamic Treatment
                                                                                of Targeted Cells
Granted      01-1994-CA        2147142     2147142     6/29/1994   11/28/2000   Method and Apparatus
                                                                                for Providing
                                                                                Light-Activated Therapy
Granted      01-1994-DE      94922480.2    0680363     6/29/1994   10/29/2003   Apparatus for Providing
                                                                                Light-Activated Therapy
Granted      01-1994-EPO     94922480.2    0680363     6/29/1994   10/29/2003   Apparatus for Providing
                                                                                Light-Activated Therapy
Granted      01-1994-ES      94922480.2    0680363     6/29/1994   10/29/2003   Apparatus for Providing
                                                                                Light-Activated Therapy
Granted      01-1994-FR      94922480.2    0680363     6/29/1994   10/29/2003   Apparatus for Providing
                                                                                Light-Activated Therapy
Granted      01-1994-GB      94922480.2    0680363     6/29/1994   10/29/2003   Apparatus for Providing
                                                                                Light-Activated Therapy
Granted      01-1994-IT      94922480.2    0680363     6/29/1994   10/29/2003   Apparatus for Providing
                                                                                Light-Activated Therapy
Granted      01-1994-JP       506942/95    3539962     6/29/1994    4/2/2004    Method and Apparatus
                                                                                for Providing
                                                                                Light-Activated Therapy
Granted      12-1997-CA       2,276,023   2,276,023    12/1/1997    4/16/2002   Compact Flexible
                                                                                Circuit Configuration
Granted      12-1997-JP       531961/98    3338066     12/1/1997    8/9/2002    Compact Flexible
                                                                                Circuit Configuration
Granted      31-2000-AU       52956/00     757479      5/26/2000    6/5/2003    Real-Time Monitoring of
                                                                                Photodynamic Therapy
                                                                                over an Extended Time

                                   APPENDIX B
                             LSC PATENT APPLICATIONS

               LSC DOCKET                                          FILING        ISSUE
STATUS             NO.            APPL. NO.       PATENT NO.        DATE          DATE                    TITLE
-------       ------------    ---------------     ----------     ----------      ------   -----------------------------------------
Pending        45-2004-US        10/799,357                      3/12/2004                Light Generating Device To Intravascular
                                                                                          Use

Pending        47-2004-US        10/888,567                       7/8/2004                Light Generating Device That Self
                                                                                          Centers Within A Lumen To Render
                                                                                          Photodynamic Therapy

Pending        48-2004-US        10/888,572                       7/9/2004                Device for Distal Protection And
                                                                                          Treatment of Blood Vessels

Pending        38-2003-US        10/351,730                      1/23/2003                Systems And Methods For Photodynamic
                                                                                          Therapy

Allowed        25-2002-DIV       10/211,784                       8/1/2002                Patient Portable Device for Photodynamic
                                                                                          Therapy

Pending        27-2002-DIV       10/317,269                      12/10/2002               Energy-Activated Targeted Cancer Therapy

Pending        27-2003-DIV       10/410,700                       4/8/2003                Energy-Activated Targeted Cancer Therapy

Pending        27-2004-CON       10/802,284                      3/16/2004                Photodynamic Treatment of Targeted Cells

Pending        27-2004-DIV       11/115,740                      4/26/2005                Energy-Activated Targeted Cancer Therapy

Pending        28-2001-US        09/905,777                      7/13/2001                Noninvasive Vascular Therapy

Pending        28-2001-DIV       10/899,834                      7/26/2004                Noninvasive Vascular Therapy

Pending        32-1999-US        09/386,692                      8/31/1999                Extended Duration Light Activated Cancer
                                                                                          Therapy

Pending        34-2001-US        09/760,362                      1/12/2001                Novel Treatment for Eye Disease

Pending        49-2004-US        10/951,037                      9/23/2004                Singlet Oxygen Photosensitizers
                                                                                          Activated By Target Binding Enhancing The
                                                                                          Selectivity Of Targeted PDT Agents

               LSC DOCKET                                          FILING       ISSUE
STATUS             NO.            APPL. NO.       PATENT NO.        DATE         DATE                    TITLE
-------       ------------    ---------------     ----------     ----------     ------   -----------------------------------------
Pending        42-2003-US        10/677,645                      10/2/2003               System And Method For Excitation Of
                                                                                         Photoreactive Compounds In Eye Tissue

Pending        39-2003-US        10/687579                       10/16/2003              Photodynamic Therapy For Local Adipocyte
                                                                                         Reduction

Pending        51-2005-US         Not yet                        3/28/2005               Fractionated Light PDT Therapy For
                                 assigned                                                Posterior Eye Disease

Pending       53-2004-PROV       60/614,095                      9/29/2004               Separation And Purification Of Chlorin e(6)

Pending       54-2004-PROV       60/610397                       9/15/2004               Surgical Introducing Sheath With
                                                                                         Instrument Fixation Structures

Pending       55-2004-PROV       60/612929                       9/24/2004               Ablation of Tumors with Light Activated
                                                                                         Drugs

Pending       56-2004-PROV       60/616,239                      10/5/2004               Low Energy of Excitation PDT Compounds
                                                                                         for Treatment of Ocular Disease

Pending       57-2004-PROV       60/623,317                      10/29/2004              Active Contact Lens For Ocular
                                                                                         Photodynamic Therapy

Pending       58-2004-PROV       60/636,852                      12/14/2004              Enhanced Effect Photodynamic Therapy

Pending       60-2004-PROV       60/637,365                      12/17/2004              Addressable Arrays of Light Emitters

Pending       59-2004-PROV       60/640,382                      12/30/2004              Flexible LED Arrays for Phototherapeutic
                                                                                         Procedures

Pending       63-2005-PROV       60/654,576                      2/17/2005               Photoreactive System And Methods For
                                                                                         Prophylactic Treatment Of Atherosclerosis

Pending           [ * ]            [ * ]                           [ * ]                 Method and Apparatus to Diagnose, Detect
                                                                                         and Predict Discontinuities in the Skin

Pending           [ * ]            [ * ]                           [ * ]                 System for Thermoelectric Recovery of
                                                                                         Engine Waste Heat

-------------
[*] Confidential Treatment Requested

               LSC DOCKET                                          FILING        ISSUE
STATUS             NO.            APPL. NO.       PATENT NO.        DATE          DATE                    TITLE
-------       ------------    ---------------     ----------     ----------      ------   -----------------------------------------
Pending           [ * ]            [ * ]                           [ * ]                  Method and Apparatus for Magnetic
                                                                                          Braking and Recovery of Vehicle Waste
                                                                                          Energy

Pending        01-2003-EPO       03010382.4                      5/10/2003                Method and Apparatus for Providing
                 (DIV)                                                                    Light-Activated Therapy

Pending        11-1997-JP        531960/98                       12/1/1997                Flexible and Adjustable Grid for Medical
                                                                                          Therapy

Pending        12-1997-EPO       97950720.9                      12/1/1997                Compact Flexible Circuit Configuration

Pending        12-2000-HK        00108414.1                      12/27/2000               Compact Flexible Circuit Configuration

Pending        18-2001-JP       2001-574963                      4/10/2001                Contactless Energy Transfer Apparatus

Pending        21-1999-CA        2,335,575                       4/30/1999                Application of Light at Plural Treatment
                                                                                          Sites Within a Tumor to Increase Efficacy
                                                                                          of Photodynamic Therapy

Pending        21-1999-EPO       99921597.3                      4/30/1999                Application of Light at Plural Treatment
                                                                                          Sites Within a Tumor to Increase Efficacy
                                                                                          of Photodynamic Therapy

Pending        21-1999-JP       2000-555671                      4/30/1999                Application of Light at Plural Treatment
                                                                                          Sites Within a Tumor to Increase Efficacy
                                                                                          of Photodynamic Therapy

Pending        21-1999-HK        99921597.3                      4/30/1999                Application of Light at Plural Treatment
                                                                                          Sites Within a Tumor to Increase Efficacy
                                                                                          of Photodynamic

Pending        22-1999-CA        2,341,235                       8/20/1999                Patch Therapy for Administering Light
                                                                                          Therapy to Subcutaneous Tumors

Pending        22-1999-EPO       99942359.3                      8/20/1999                Patch Therapy for Administering Light
                                                                                          Therapy to Subcutaneous Tumors

Pending        22-1999-JP       2000-569880                      8/20/1999                Patch Therapy for Administering Light
                                                                                          Therapy to Subcutaneous Tumors

-------------
[*] Confidential Treatment Requested

               LSC DOCKET                                          FILING        ISSUE
STATUS             NO.            APPL. NO.       PATENT NO.        DATE          DATE                    TITLE
-------       ------------    ---------------     ----------     ----------      ------   -----------------------------------------
Pending        22-1999-HK        01108910.9                      12/19/2001               Patch Therapy for Administering Light
                                                                                          Therapy to Subcutaneous Tumors

Pending        31-2000-CA        2,377,293                       5/26/2000                Real-Time Monitoring of Photodynamic
                                                                                          Therapy over an Extended Time

Pending        31-2000-EP        00937833.2                      5/26/2000                Real-Time Monitoring of Photodynamic
                                                                                          Therapy over an Extended Time

Pending        31-2000-JP       2001-510378                      5/26/2000                Real-Time Monitoring of Photodynamic
                                                                                          Therapy over an Extended Time

Pending        33-2000-CA        2,392,313                       12/5/2000                Illuminating Device For Treating Eye
                                                                                          Disease

Pending        33-2000-EPO       00982460.8                      12/5/2000                Illuminating Device For Treating Eye
                                                                                          Disease

Pending        33-2000-JP       2001-544954                      12/5/2000                Illuminating Device For Treating Eye
                                                                                          Disease

Pending        45-2004-PCT     PCT/US04/07563                    3/12/2004                Light Generating Device To Intravascular
                                                                                          Use

Pending        47-2004-PCT     PCT/US04/23451                    7/8/2004                 Light Generating Device That Self
                                                                                          Centers Within A Lumen To Render
                                                                                          Photodynamic Therapy

Pending        48-2004-US      PCT/US04/22130                     7/9/2004                Device for Distal Protection And
                                                                                          Treatment of Blood Vessels

Pending        38-2004-CA        2,473,924                       1/23/2003                Systems And Methods For Photodynamic
                                                                                          Therapy

Pending        38-2004-EP        03704019.3                      1/23/2003                Systems And Methods For Photodynamic
                                                                                          Therapy

Pending        38-2004-HK        03704019.3                      1/23/2003                Systems And Methods For Photodynamic
                                                                                          Therapy

Pending        38-2004-JP       2003-561639                      1/23/2003                Systems And Methods For Photodynamic
                                                                                          Therapy

Pending        25-2000-CA        2,356,478                       1/14/2000                Patient Portable Device for Photodynamic
                                                                                          Therapy

               LSC DOCKET                                          FILING        ISSUE
STATUS             NO.            APPL. NO.       PATENT NO.        DATE          DATE                    TITLE
-------       ------------    ---------------     ----------     ----------      ------   -----------------------------------------
Allowed        25-2000-EPO       00905599.7                      1/14/2000                Patient Portable Device for Photodynamic
                                                                                          Therapy

Pending        25-2000-JP       2000-593376                      1/14/2000                Patient Portable Device for Photodynamic
                                                                                          Therapy

Pending        27-2000-CA        2,356,776                       1/14/2000                Transcutaneous Photodynamic Treatment of
                                                                                          Targeted Cells

Pending        27-2000-EPO       00902416.7                      1/14/2000                Transcutaneous Photodynamic Treatment of
                                                                                          Targeted Cells

Pending        27-2000-JP       2000-593337                      1/14/2000                Transcutaneous Photodynamic Treatment of
                                                                                          Targeted Cells

Pending        28-2000-CA        2,356,532                       1/14/2000                Noninvasive Vascular Therapy

Pending        28-2000-EPO       00902405.0                      1/14/2000                Noninvasive Vascular Therapy

Pending        28-2000-JP       2000-593336                      1/14/2000                Noninvasive Vascular Therapy

Pending        32-2000-CA        2,382,345                       8/31/2000                Extended Duration Light Activated Cancer
                                                                                          Therapy

Pending        32-2000-EP        00957944.2                      8/31/2000                Extended Duration Light Activated Cancer
                                                                                          Therapy

Pending        32-2000-JP       2001-519908                      8/31/2000                Extended Duration Light Activated Cancer
                                                                                          Therapy

Pending        34-2001-CA        2,395,567                       1/12/2001                Novel Treatment for Eye Disease

Pending        34-2001-EP        01901987.6                      1/12/2001                Novel Treatment for Eye Disease

Pending        34-2001-JP       2001-551510                      1/12/2001                Novel Treatment for Eye Disease

Pending        42-2003-IN         Not yet                        10/2/2003                System And Method For Excitation Of
                                 assigned                                                 Photoreactive Compounds In Eye Tissue

               LSC DOCKET                                          FILING        ISSUE
STATUS             NO.            APPL. NO.       PATENT NO.        DATE          DATE                    TITLE
-------       ------------    ---------------     ----------     ----------      ------   -----------------------------------------
Pending        42-2003-IN         Not yet                        10/2/2003                System And Method For Excitation Of
                                 assigned                                                 Photoreactive Compounds In Eye Tissue

Pending        42-2003-IN         Not yet                        10/2/2003                System And Method For Excitation Of
                                 assigned                                                 Photoreactive Compounds In Eye Tissue

Pending        42-2003-IN         Not yet                        10/2/2003                System And Method For Excitation Of
                                 assigned                                                 Photoreactive Compounds In Eye Tissue

Pending        42-2003-IN         Not yet                        10/2/2003                System And Method For Excitation Of
                                 assigned                                                 Photoreactive Compounds In Eye Tissue

Pending        49-2004-PCT    PCT/US04/031342                    9/23/2004                Singlet Oxygen Photosensitizers
                                                                                          Activated By Target Binding Enhancing The
                                                                                          Selectivity Of Targeted PDT Agents

Pending        39-2003-PCT    PCT/US04/034042                   10/16/2004                Photodynamic Therapy For Local Adipocyte
                                                                                          Reduction

Pending        55-2005-PCT        Not yet                         1/7/2005                Extended Treatment of Tumors Through
                                 assigned                                                 Vessel Occlusion with Light
                                                                                          Activated Drugs

Pending        55-2005-TW         Not yet                         1/7/2005                Extended Treatment of Tumors Through
                                 assigned                                                 Vessel Occlusion with Light
                                                                                          Activated Drugs

Pending       61-2005-PROV       60/652,399                      2/11/2005                Customized Nutrients For Weight
                                                                                          Reduction, Control And Behavior
                                                                                          Modification

Pending       60-2004-PROV       60/637,365                      12/17/2004               Addressable Arrays of Light Emitters

Pending           [ * ]            [ * ]                           [ * ]                  Fractionated Light PDT Therapy For
                                                                                          Posterior Eye Disease

-------------
[*] Confidential Treatment Requested

                                   APPENDIX C

                              LSC Trademark Status
                                  January 2005

DOCKET NO.           TRADEMARK             STATUS     CLASS   FILING DATE   SERIAL NO.
----------   -------------------------   ----------   -----   -----------   ----------
TM-003       Light Sciences                Allowed       5     4/24/2000    76/032,640
TM-004       Light Sciences              Registered     10     4/24/2000    76/032,432
TM-010       Light Infusion Technology     Allowed       5     3/19/2002    76/383,957
TM-011       Light Infusion Technology     Allowed      10     3/19/2002    76/383,716
TM-013       LITX                          Allowed      10     5/14/2002    76/407,935